UMPQUA HOLDINGS CORPORATION DA Davidson Financial Institutions Conference May 12, 2015

Forward-looking Statements 2 This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward- looking statements and we undertake no obligation to update any such statements. In this press release we make forward-looking statements about the integration of the merger with Sterling Financial Corporation; timing and amount of merger-related synergies; and credit discount accretion related to the merger. Specific risks that could cause results to differ from forward-looking statements are set forth in our filings with the SEC and include, without limitation, changes in the discounted cash flow model used to determine the fair value of subordinated debentures; prolonged low interest rate environment; unanticipated weakness in loan demand or loan pricing; deterioration in the economy; material reductions in revenue or material increases in expenses; lack of strategic growth opportunities or our failure to execute on those opportunities; our inability to effectively manage problem credits; certain loan assets becoming ineligible for loss sharing; unanticipated increases in the cost of deposits; the consequences of a phase-out of junior subordinated debentures from Tier 1 capital; Umpqua’s ability to achieve the synergies and earnings accretion contemplated by the Sterling merger; Umpqua’s ability to promptly and effectively integrate the businesses of Sterling and Umpqua; the diversion of management time on issues related to merger integration; changes in laws or regulations; and changes in general economic conditions.

The World’s Greatest Bank 3 • Headquarters: • Ticker: • Assets: • Loans & Leases: • Deposits: • Market Cap: • Footprint: Portland, OR UMPQ (NASDAQ) $23.0bn $15.5bn $17.2bn $3.8bn Oregon, Wash., Calif., Nevada, Idaho Umpqua Holdings Corporation(1) > (1) As of March 31, 2015, except for market cap which is as of May 8, 2015.

Uniquely Positioned Geographic Footprint 4  West Coast’s largest community bank  Ranked 4th in Oregon, with 10.07% deposit share  Ranked 6th in Washington, with 4.15% deposit share  Positioned for future growth in California, specifically Bay Area through central coast to Southern California  Top 5 deposit share in half of the MSAs we operate in 4.42% 3.50% 2.50% 3.00% 3.50% 4.00% 4.50% Weighted average: UMPQ markets Aggregate: US Projected Population Change 2014-2019 > Source: SNL Financial. > FDIC deposit market share data as of June 30, 2014.

57% 19% 24% Commercial real estate Commercial Consumer Diversified Business Model Commercial Banking Consumer Banking Wealth Management  Business lending  Real estate financing  Commercial leases  Business deposits  Treasury management  Debt capital markets  Payment solutions  Online services As of March 31, 2015 Target Long-term Mix  Consumer lending  Home lending  Small business lending  Consumer deposits  Dealer banking  Payment solutions  Online services  Private banking  Asset management  Retail brokerage  Trust services 40% 30% 30% 5 Loan and Lease Portfolio (gross)

What Makes Umpqua a Different Kind of Bank 6 “Community Bank at Any Size” Personal service and community engagement Sophisticated products and expertise  One of country’s most creative and innovative community banks  Pioneered retail model with bank “store” versus branch  Unique and iconic culture  Store concept creates distinct customer experience  Stores serve as local community hub  Higher relative net interest margin  Strong organic growth

Net Interest Margin Outperforming Peers > Umpqua’s net interest margin has historically performed well versus peers 7 > Source: SNL Financial. > Peers include PACW, EWBC, CATY, COLB, CYN, BOH, FRC, SIVB, and WAFD. 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% Net interest margin – UMPQ vs. Peers UMPQ Peer median

Loan Portfolio 8 Loans and Leases (Gross) $6.4 $6.5 $7.2 $7.7 $15.3 $15.5 (in billions) 20% 17% 17% 2% 1% 7% 8% 4% 15% 6% 3% Non-owner occupied term CRE Owner occupied term CRE Multifamily Commercial construction Residential development Commercial term Commercial lines of credit & other Leases & equipment finance Mortgage Home equity lines & loans Consumer & other As of March 31, 2015 > Strong Q1 2015 loan growth trends: • Loan and lease growth (before sales) of $294.1 million, or 8% annualized • Commercial loan production of $690 million, up 15% over prior quarter • Mortgage production of $1.2 billion, up 24% over prior quarter

29% 12% 36% 6% 17% Demand, non-interest bearing Demand, interest bearing Money market Savings Time Deposit Portfolio $9.4 $9.2 $9.4 $9.1 $16.9 $17.2 (in billions) Total Deposits As of March 31, 2015 > Total deposits grew by $330.5, million, or 8% annualized, from the prior quarter • Driven by a $177.6 million increase in core deposits > Cost of interest bearing deposits remained low at 0.24% 9

Strong Loan Growth in Ancillary Business Lines 10 > Umpqua has experienced strong loan growth in many of its relatively smaller lending segments $361.6 $388.4 $463.8 $492.2 $523.1 $570.5 $0 $100 $200 $300 $400 $500 $600 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Leases & equipment finance $110.1 $122.9 $350.9 $372.7 $397.7 $412.4 $0 $100 $200 $300 $400 $500 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Private banking $237.3 $261.3 $279.1 $295.7 $0 $50 $100 $150 $200 $250 $300 $350 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Dealer banking (in millions) (in millions) (in millions)

Improved Profitability Metrics and Shareholder Returns 11 $0.12 $0.66 $0.93 $0.94 $1.08 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 1.45% 7.63% 10.14% 10.60% 12.62% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Operating Earnings Per Share (1) Return on Average Tangible Common Equity (operating) (1) Tangible Book Value Per Common Share (1) 0.12% 0.65% 0.90% 0.92% 1.06% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% Return on Average Assets (operating) (1) > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation. $8.39 $8.87 $9.28 $8.49 $8.80 $7.00 $7.50 $8.00 $8.50 $9.00 $9.50 $10.00 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 Common Dividends $0.20 Common Dividends $0.24 Common Dividends $0.34 Common Dividends $0.60 Common Dividends $0.60 Acquisition of Financial Pacific Leasing Acquisition of Sterling

First Quarter 2015 Highlights 12 > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.  Reported first quarter operating earnings1 of $56.4 million:  $11.7 million increase in mortgage banking revenue, driven by an improvement in gain on sale margin and higher volume  $1.7 million decrease in non-interest expense (excluding merger-related expense), driven by synergies from reduced store costs, lower services and marketing expenses, and a lower loss on a real estate owned property, partially offset by higher variable mortgage banking expense primarily reflected in salaries and benefits  $12.1 million decrease in net interest income, driven by a $6.4 million decrease in interest income related to the Sterling credit discount accretion and two fewer days in the quarter  $7.4 million increase in provision for loan and lease losses, driven by higher net charge-offs and stronger loan growth  Continued growth in loans and deposits:  Loan and lease (gross of sales) growth of $294.1 million, or 8% annualized  Deposit growth of $330.5 million, or 8% annualized  Capital and liquidity position remained strong:  Tangible book value per common share1 increased to $8.88, from $8.79 in the prior quarter  Under Basel III rules, total risk-based capital ratio of 14.74% and Tier 1 common to risk weighted assets ratio of 11.15%  Interest bearing cash of $1.1 billion, as compared to $1.3 billion in the prior quarter $0.21 $0.27 $0.30 $0.27 $0.26 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Operating Earnings Per Diluted Share (1)

Net Interest Income and Margin 13 $107.8 $212.3 $225.7 $228.0 $215.9 4.28% 5.01% 4.75% 4.69% 4.53% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% $0 $50 $100 $150 $200 $250 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Net interest income Net interest margin > Net interest income decreased by $12.1 million from the prior quarter and margin declined by 16 bps • Driven by a $6.4 million decline in Interest income related to credit discount accretion from the Sterling deal and two fewer days in the quarter (in millions) Net interest margin, excluding interest income related to credit discount from Sterling deal and related to 310-30 covered loan PIFs 4.28% 4.25% 4.22% 4.16% 4.12%

Provision for Loan and Lease Losses 14 > Provision for loan and losses increased by $7.4 million from the prior quarter • Driven by higher net charge-offs and stronger loan growth $6.0 $14.7 $14.3 $5.2 $12.6 $0 $2 $4 $6 $8 $10 $12 $14 $16 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Provision for loan and lease losses (in millions)

Non-interest Income 15 > Non-interest income increased by $13.3 million from the prior quarter • Driven by higher mortgage banking revenue and other income, partially offset by a $1.5 million increase in the loss related to the change in fair value of the MSR (in millions) ($5.4) ($6.0) ($3.4) ($2.5) ($2.7) $6.0 $5.2 $16.5 $14.0 $16.2 $0.7 $2.0 $2.2 $2.0 $2.8 $10.4 $24.3 $26.0 $16.5 $28.2 $3.7 $4.6 $4.9 $5.0 $4.8 $7.8 $15.4 $16.1 $15.5 $14.3 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Service charges Brokerage fees Residential mortgage banking revenue, net BOLI income Other income Other misc. $23.2 $50.3 $45.5 $62.2 > (1) Includes net gain on investment securities, loss on junior subordinated debentures carried at fair value, and change in FDIC indemnification asset. (1) $63.6

Mortgage Banking Revenue 16 $8.4 $22.1 $24.1 $18.4 $31.5 $3.0 $5.4 $6.2 $6.3 $6.5 $(1.0) $(3.2) $(4.3) $(8.2) $(9.7) Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Origination and sale Servicing Change in fair value of MSR asset > Total mortgage banking revenue increased by $11.7 million from the prior quarter • Driven by an improvement in gain on sale margin and higher mortgage originations (in millions) $10.4 $24.3 $26.0 $16.5 $28.2

> Total mortgage originations increased by 25% from the prior quarter, and gain on sale margin increased by 70 bps 17 $89 $271 $292 $320 $311 $204 $624 $696 $622 $862 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Closed mortgage volume Portfolio For Sale (in millions) Mortgage Originations and Gain on Sale Margin $293 $895 $988 $942 4.12% 3.55% 3.46% 2.95% 3.65% 0.02 0.025 0.03 0.035 0.04 0.045 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Gain on sale margin $1,173

Non-interest Expense 18 Non-interest Expense Bridge (excludes merger-related expense) > Non-interest expense (excluding merger-related expenses) decreased by $1.7 million from the prior quarter • Synergies related to reduced store costs occurred late in the quarter, resulting in only $1.0 million of the $12 million annualized savings being realized in Q1 2015 • Achieved $51 million, or 59%, of $87 million (annualized) cost synergy target, in March 2015 > (1) For presentation purposes, non-interest expense excludes merger-related expenses of $10.2 million and $14.1 million for Q4 2014 and Q1 2015, respectively. $180.7 $179.0 (in millions) $(5.0) $3.9 $1.0 $1.8

Credit Quality 19 > All of the key credit quality ratios remained strong 1.25% 0.70% 0.76% 0.76% 0.77% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Allowance for loan and lease losses to loans and leases 0.54% 0.37% 0.37% 0.43% 0.36% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Non-performing assets to total assets 0.21% 0.15% 0.14% 0.12% 0.23% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Net charge-offs to average loans and leases (annualized) Ratio after grossing up for value of Sterling-related credit mark remaining at quarter end 2.2% 2.0% 2.1% 1.8%

Capital Ratios 20 > Under Basel III rules, all regulatory capital ratios remained in excess of well-capitalized and internal policy limits > Focused on deploying / returning excess capital • Current quarterly dividend of $0.15 per share, ~3.5% dividend yield Tangible Common Equity/Tangible Assets Tier 1 Leverage Tier 1 Common Risk Based Tier 1 Risk Based Total Risk Based Q1 2015 Capital Ratios (1) Common TRUP LLR 9.33% 11.14% 11.85% 14.72% 9.28% > (1) Regulatory capital ratios are calculated based on Basel III rules. > Note: LLR = loan loss reserve, TRUP = trust preferred capital, Common = tangible common equity.

 Unique business model and innovative strategy create strong franchise value  Geographic footprint well-positioned for growth  Track record of improved profitability metrics and shareholder returns  Net interest margin outperforming peers  Strong organic loan and deposit growth  Stable credit quality  Prudent capital management Why Invest in Umpqua? 21

Questions?

Appendix

Non-GAAP Reconciliation – Operating Earnings 24 Quarter Ended % Change (Dollars in thousands, except per share data) Mar 31, 2015 Dec 31, 2014 Sep 30, 2014 Jun 30, 2014 Mar 31, 2014 Seq. Quarter Year over Year Net earnings available to common shareholders $ 47,045 $ 52,436 $ 58,741 $ 17,459 $ 18,538 (10)% 154 % Adjustments: Net loss on junior subordinated debentures carried at fair value, net of tax (1) 933 953 955 821 325 (2)% 187 % Merger related expenses, net of tax (1) 8,449 6,038 5,274 35,926 5,073 40% 67 % Operating earnings $ 56,427 $ 59,427 $ 64,970 $ 54,206 $ 23,936 (5)% 136 % Earnings per diluted share: Earnings available to common shareholders $ 0.21 $ 0.24 $ 0.27 $ 0.09 $ 0.16 (13)% 31 % Operating earnings $ 0.26 $ 0.27 $ 0.30 $ 0.27 $ 0.21 (4)% 24% (1) Income tax effect of pro forma operating earnings adjustments at 40% for tax-deductible items. nm = not meaningful.

Non-GAAP Reconciliation – Tangible Book Value 25 (Dollars in thousands, except per share data) Mar 31, 2015 Dec 31, 2014 Sep 30, 2014 Jun 30, 2014 Mar 31, 2014 Total shareholders' equity $ 3,800,970 $ 3,777,332 $ 3,748,807 $ 3,725,465 $ 1,730,560 Subtract: Goodwill and other intangible assets, net 1,842,567 1,842,958 1,845,242 1,842,670 775,488 Tangible common shareholders' equity $ 1,958,403 $ 1,934,374 $ 1,903,565 $ 1,882,795 $ 955,072 Total assets $ 22,953,158 $ 22,609,609 $ 22,484,358 $ 22,038,634 $ 11,834,810 Subtract: Goodwill and other intangible assets, net 1,842,567 1,842,958 1,845,242 1,842,670 775,488 Tangible assets $ 21,110,591 $ 20,766,651 $ 20,639,116 $ 20,195,964 $ 11,059,322 Common shares outstanding at period end 220,453,729 220,161,120 217,261,722 217,190,721 112,319,525 Tangible common equity ratio 9.28% 9.31% 9.22% 9.32% 8.64 % Tangible book value per common share $ 8.88 $ 8.79 $ 8.76 $ 8.67 $ 8.50